EXHIBIT 4.1

Consent Regarding
Creation of New International Holding Company

This Consent (this “Consent”) is dated as of September 29, 2009 and entered into by and among URS Corporation, a Delaware corporation (“Company”), the financial institutions listed on the signature pages hereof (“Lenders”) and Wells Fargo Bank, National Association, as agent for Lenders (“Agent”), and, for purposes of Section 6 hereof, the Guarantors listed on the signature pages hereof (“Guarantors”) and is made with reference to that certain Credit Agreement dated as of November 15, 2007 (the “Credit Agreement”), by and among Company, Lenders and Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

Recitals

Whereas, Company desires to create a more tax efficient structure for its Foreign Subsidiaries, which it expects to result in (i) certain one-time tax savings in connection with the repatriation of Net Asset Sale Proceeds from the sale of its interest in MIBRAG Joint Ventures (such savings, the “Upfront Tax Savings”), which it will use to prepay the Term Loans and (ii) certain additional on-going tax efficiencies that will benefit Company over time;

Now, Therefore, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Consent

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby consent, pursuant to the provisions of subsection 7.7 of the Credit Agreement, to (a) URS International Inc. (“URS International”) transferring the Capital Stock it owns in URS Europe Limited (“URS Europe”) and URS Asia Pacific Pty. Ltd (“URS Asia Pacific”) to URS Global Holdings UK Limited (“URS Global UK”), (b) Washington Group International Inc. (“WGI Ohio”) transferring the Capital Stock it owns in Washington International Holding Limited (“WIHL”) and URS Canadian Operations Ltd. (“WGI Northern”) to URS Global UK, and (c) such sales, issuances, transfers, exchanges, contributions and other transactions contemplated by the Plan and Agreement of Reorganization, dated on or about the effective date hereof, by and among URS Global Holdings, Inc. (“URS Global US”), URS International, URS Global UK, WGI Ohio, URS Europe, URS Asia Pacific, WIHL and WGI Northern that result from the transfers described in clauses (a) through (b) above.  In addition, Lenders hereby consent to the release of Collateral to the extent it consists of pledged Capital Stock of URS Europe, URS Asia Pacific, WIHL and WGI Northern (collectively, the “Foreign Subsidiary Reorganization”); provided, that (i) upon the consummation of transfers contemplated by the Plan and Agreement of Reorganization, URS Global UK is a wholly-owned, direct Subsidiary of URS Global US, (ii) URS Global US is deemed to be a Material Domestic Subsidiary and executes the Subsidiary Guaranty, Security Agreement and Pledge Agreement and pledges 66% of the Capital Stock of URS Global UK in accordance with the requirements of subsection 6.7 of the Credit Agreement and otherwise satisfies its obligations in respect thereof and (iii)

i

Company, upon realization thereof, applies the Upfront Tax Savings to prepay Term Loans in accordance with subsection 2.4.B(iv) of the Credit Agreement.  Furthermore, Lenders hereby confirm that the Foreign Subsidiary Reorganization shall be deemed not to be an “Asset Sale” for purposes of subsection 7.7 of the Credit Agreement.

Section 2. Limitation of Consent

Without limiting the generality of the provisions of subsection 9.6 of the Credit Agreement, the consent set forth above shall be limited precisely as written, and nothing in this Consent shall be deemed to:

(a)constitute a waiver of compliance or consent to any action by Company with respect to (i) subsection 7.7 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

(b)prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.  This Consent shall constitute a Loan Document for all purposes of the Credit Agreement.

Section 3. Representations and Warranties

In order to induce Lenders to enter into this Consent, Company hereby represents and warrants that after giving effect to this Consent:

(a)as of the date hereof, there exists no Event of Default or Potential Event of Default under the Credit Agreement; and

(b)all representations and warranties contained in the Credit Agreement and the other Loan Documents (i) that do not contain a materiality qualification are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; and (b) that contain a materiality qualification are true, correct and complete on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete on and as of such earlier date.

Section 4. Counterparts; Effectiveness

This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Consent shall become effective as of the date hereof upon the execution of counterparts hereof by Company and Guarantors and by Lenders constituting Requisite Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5. Governing Law

This Consent and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York (including without limitation Section 5-1401 of the general obligations law of the State of New York), without regard to conflicts of laws principles that would require application of another law.

Section 6. Acknowledgement and Consent By Guarantors

Guarantors hereby acknowledge that they have read this Consent and consent to the terms thereof and further hereby confirm and agree that, notwithstanding the effectiveness of this Consent, the obligations of Guarantors under the Subsidiary Guaranty shall not be impaired or affected and the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

In Witness Whereof, the parties hereto have caused this Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Company:
URS Corporation

By:	/s/ H. Thomas Hicks
Title: Chief Financial Officer and Vice President

Lenders:
Wells Fargo Bank, National Association, individually and as Agent

By:	/s/ Robert O'Sullivan
Title: Vice President / Relationship Manager

Abu Dhabi International Bank, Inc., as Lender

By:	/s/ David J. Young
Title: Vice President

By:	/s/ Pamela Sigda
Title: Sr. Vice President

Allied Irish Banks Debt Management Ltd., as Lender

By:	/s/ Jean Pierre Knight
Title: Vice President, Investment Advisor to AIB Debt Management, Limited

By:	/s/ Larissa Megerdichian
Title: Assistant Vice President, Investment Advisor to AIB Debt Management, Limited

Allied Irish Banks p.l.c., as Lender

By:	/s/ Jean Pierre Knight
Title: Vice President

By:	/s/ Larissa Megerdichian
Title: Assistant Vice President

Australia and New Zealand Banking Group Limited, as a Lender

By:	/s/ Robert Grillo
Title: Director

Bank of America, N.A., as Lender

By:	/s/ signature indecipherable
Title: Vice President

Barclays Bank PLC, as Lender

By:	/s/ signature indecipherable
Title: Director

v

Bayerische Landesbank, New York Branch, as a Lender

By:	/s/ Nikolai von Mongden
Title: Senior Vice President

By:	/s/ Michael Hintz
Title: Vice President

Magnetite v CLO, Limited
Longhorn CDO III Ltd.
BlackRock Senior Income Series V Limited
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV, as Lenders

By:	/s/ AnnMarie Smith
Title: Authorized Signatory

Blue Shield of California
Franklin CLO V, Limited
Franklin Floating Rate Daily Access Fund
Franklin Templeton Series II Fund Floating Rate II Fund
Franklin Templeton Limited Duration Income Trust
Franklin Floating Rate Master Series, as Lenders

By:	/s/ Tyler Chan
Title: Vice President

BMO Capital Markets Financing Inc., as Lender

By:	/s/ Scott Morris
Title: Vice President

BNP Paribas, as Lender

By:	/s/ Jamie Dillon
Title: Managing Director

By:	/s/ Joseph Mack
Title: Vice President

Capital One Leverage Finance Corporation, as Lender

By:	/s/ Paul Dellova
Title: SVP

Citibank, NA, as Lender

By:	/s/ Scott Kates
Title: Vice President

Commerzbank AG, as Lender

By:	/s/ Edward Forsberg, Jr.
Title: Senior Vice President

By:	/s/ Matias Cruces
Title: Vice President

East West Bank, as Lender

By:	/s/ Nancy A. Moore
Title: Senior Vice President

Fifth Third Bank, as Lender

By:	/s/ signature indecipherable
Title: Vice President

First Bank, as Lender

By:	/s/ Nanci Brusati Dias
Title: Vice President

Fortis Capital Corp., as Lender

By:	/s/ John W. Deehan
Title: Director & Group Head

By:	/s/ John Spillane
Title: Vice President

General Electric Capital Corporation, as Lender

By:	/s/ James R. Persico
Title: Duly Authorized Signatory

Greyrock CDO, LTD.
By Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Christine M. Barto
Title: Authorized Signatory

HSBC Bank USA, N.A., as Lender

By:	/s/ David Hants
Title: SVP, Commercial Executive

Landmark III CDO Limited
By Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Christine M. Barto
Title: Authorized Signatory

Landmark III CDO Limited
By Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Christine M. Barto
Title: Authorized Signatory

Landmark V CDO Limited
By Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Christine M. Barto
Title: Authorized Signatory

Landmark VI CDO Limited
By Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Christine M. Barto
Title: Authorized Signatory

Landmark VII CDO Limited
By Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Christine M. Barto
Title: Authorized Signatory

Landmark VIII CDO Limited
By Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Christine M. Barto
Title: Authorized Signatory

Landmark IX CDO Limited
By Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Christine M. Barto
Title: Authorized Signatory

LCM I Limited Partnership
By Lyon Capital Management LLC, As Collateral Manager, as Lender

By:	/s/ Sophie A. Venon
Title: Portfolio Manager

LCM II Limited Partnership
By Lyon Capital Management LLC, As Collateral Manager, as Lender

By:	/s/ Sophie A. Venon
Title: Portfolio Manager

LCM III Ltd.
By Lyon Capital Management LLC, As Collateral Manager, as Lender

By:	/s/ Sophie A. Venon
Title: Portfolio Manager

LCM IV Ltd.
By Lyon Capital Management LLC, As Collateral Manager, as Lender

By:	/s/ Sophie A. Venon
Title: Portfolio Manager

LCM V Ltd.
By Lyon Capital Management LLC, As Collateral Manager, as Lender

By:	/s/ Sophie A. Venon
Title: Portfolio Manager

x

LCM VI Limited Partnership
By Lyon Capital Management LLC, As Collateral Manager, as Lender

By:	/s/ Sophie A. Venon
Title: Portfolio Manager

MB Financial Bank, N.A., as Lender

By:	/s/ signature indecipherable
Title: Vice President

M&T Bank, as Lender

By:	/s/ Sue Ann O'Malley
Title: Vice President

Mega International Commercial Bank Co., Ltd.
New York Branch, as Lender

By:	/s/ Priscilla H.T. Hsing
Title: VP & DGM

Mizuho Corporate Bank, Ltd., as Lender

By:	/s/ signature indecipherable
Title: Authorized Signatory

Morgan Stanley Bank, N.A., as Lender

By:	/s/ Ryan Vetsch
Title: Authorized Signatory

Morgan Stanley Senior Funding, Inc., as Lender

By:	/s/ Ryan Vetsch
Title: Authorized Signatory

National City Bank, as Lender

By:	/s/ Karen P. Dawies
Title: Senior Vice President

Raymond James Bank, FSB, as a Lender

By:	/s/ Joseph A. Ciccolini
Title: Vice President - Senior Corporate Banker

Scotiabanc Inc., as Lender

By:	/s/ J.F. Todd
Title: Managing Director

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ William M. Ginn
Title: Executive Officer

SunTrust Bank, as Lender

By:	/s/ Shawn Wilson
Title: Vice President

The Bank of Nova Scotia, as Lender

By:	/s/ Teresa Wu
Title: Director

The Royal Bank of Scotland plc, as Lender

By:	/s/ Donald Sutton
Title: Managing Director

UBS AG, Stamford Branch, as a Lender

By:	/s/ Marie Haddad
Title: Associate Director

By:	/s/ Irja R. Otsa
Title: Associate Director

UBS Loan Finance, LLC, as a Lender

By:	/s/ Marie Haddad
Title: Associate Director

By:	/s/ Irja R. Otsa
Title: Associate Director

Union Bank, N.A.

By:	/s/ Charles Thor
Title: Assistant Vice President

U.S. Bank National Association, as Lender

By:	/s/ C.S. - signature indecipherable
Title: Vice President

Westpac Banking Corporation, as Lender

By:	/s/ Henrik Jensen
Title: Director, Corporate & Institutional Banking Americas

Guarantors:
Aman Environmental Construction, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

Washington Holdings, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

Cleveland Wrecking Company

By:	/s/ Rita Armstrong
Title: Director

EG&G Defense Materials, Inc.

By:	/s/ William F. Neeb
Title: Director

EG&G Technical Services, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

E.C. Driver & Associates, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

Lear Siegler Logistics International, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

Lear Siegler Services, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

Washington California, Inc.

By:	/s/ Randolph J. Hill
Title: Director

Rust Constuctors Puerto Rico, Inc.

By:	/s/ Randolph J. Hill
Title: Director

Rust Constructors, Inc.

By:	/s/ Randolph J. Hill
Title: Director

Signet Testing Laboratories, Inc.

By:	/s/ Rita Armstrong
Title: Director

URS Caribe, L.L.P.

By:	/s/ Francis J. Geran
Title: Representative of Partner

URS Construction Services, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

URS Corporation

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

URS Corporation AES

By:	/s/ William A. Stevenson
Title: Director

URS Corporation - New York

By:	/s/ Francis J. Geran
Title: Director

URS Corporation - North Carolina

By:	/s/ H. Thomas Hicks
Title: Director

URS Corporation- Ohio

By:	/s/ H. Thomas Hicks
Title: Director

URS Corporation Great Lakes

By:	/s/ H. Thomas Hicks
Title: Director

URS Corporation Southern

By:	/s/ H. Thomas Hicks
Title: Director

URS District Services, P.C.

By:	/s/ James R. Linthicum
Title: Director

URS Greiner Woodward-Clyde Consultants, Inc.

By:	/s/ Thomas W. Bishop
Title: Director

URS Group, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

URS Holdings, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

URS International, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

URS Operating Services, Inc.

By:	/s/ Charles Baker
Title: Vice President

URS Resources, LLC

By:	/s/ H. Thomas Hicks
Title: Chief Financial Officer, Member Representative, and Vice President

Washington Demilitarization Company, LLC

By:	/s/ Randoph J. Hill
Title: Director

Washington Government Environmental Services Company LLC

By:	/s/ Randoph J. Hill
Title: Vice President and Assistant Secretary

Washington Group Holdings Limited

By:	/s/ Randoph J. Hill
Title: Director

Washington Group International, Inc.

By:	/s/ Randoph J. Hill
Title: Director

Washington Group Latin America, Inc.

By:	/s/ Randoph J. Hill
Title: Director

Washington International, Inc

By:	/s/ Randoph J. Hill
Title: Director

Washington Midwest LLC

By:	/s/ Randoph J. Hill
Title: Assistant Secretary

WGI Middle East Inc.

By:	/s/ Randoph J. Hill
Title: Director

Badger Energy, Inc.

By:	/s/ Randoph J. Hill
Title: Director

Badger Middle East, Inc.

By:	/s/ Randoph J. Hill
Title: Director

Banshee Construction Company, Inc.

By:	/s/ Rita Armstrong
Title: Director

Clay Street Properties

By:	/s/ H. Thomas Hicks
Title: Director

D&M Consulting Engineers, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

Dames & Moore Group (NY), Inc.

By:	/s/ H. Thomas Hicks
Title: Director

Ebasco International Corporation

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Energy Overseas International, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Geotesting Services, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

Harbert-Yeargin Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

National Projects, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Radian Engineering, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

Raytheon-Ebasco Overseas, Ltd.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

The Leasing Corporation

By:	/s/ Randolph J. Hill
Title: Director

United Engineers Far East, Ltd.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

United Engineers International, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

United Mid-East, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

URS Architects/Engineers, Inc.

By:	/s/ Francis J. Geran
Title: Director

URS Architecture - Oregon, Inc.

By:	/s/ H. Thomas Hicks
Title: Chief Financial Officer and Vice President

URS Corporation Architecture, P.C.

By:	/s/ H. Thomas Hicks
Title: Chief Financial Officer and Vice President

URS Corporation Design

By:	/s/ H. Thomas Hicks
Title: Chief Financial Officer and Vice President

URS Corporation - Maryland

By:	/s/ H. Thomas Hicks
Title: Director

URS Corporation Services

By:	/s/ H. Thomas Hicks
Title: Director

URS Corporation Southeast

By:	/s/ William A. Stevenson
Title: Director

URS-Stevenson Architecture, P.C.

By:	/s/ William A. Stevenson
Title: Director

Washington Architects, LLC

By:	/s/ Randolph J. Hill
Title: Assistant Secretary

Washington-Catalytic, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Washington Construction Corporation

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Targhee International LLC

By:	/s/ Randolph J. Hill
Title: Director

Washington Global Services, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Washington Group Transit Management Company

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Washington Infrastructure Corporation

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Washington Infrastructure Services, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Washington Ohio Services LLC

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Washington Quality Inspection Company

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

West Valley Nuclear Services Company LLC

By:	/s/ Randolph J. Hill
Title: Senior Vice President of Legal and Assistant Secretary

WGCI, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

WGI Asia, Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

WGI Global Inc.

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

WGI Global Opportunities LLC

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

WGI Industrial Services, Ltd.

By:	/s/ Frank S. Finlayson
Title: Vice President and Treasurer

WGI Overseas Operations LLC

By:	/s/ H. Thomas Hicks
Title: Vice President and Chief Financial Officer

Wisconsin Power Constructors, LLC

By:	/s/ H. Thomas Hicks
Title: President and Chief Financial Officer

LopezGarcia Group, Inc.

By:	/s/ H. Thomas Hicks
Title: Director

URS Alaska, LLC

By:	/s/ H. Thomas Hicks
Title: Director